                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-772

                         RIVERSOURCE EQUITY SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 11/30

Date of reporting period: 11/30

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
MID CAP GROWTH FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
NOVEMBER 30, 2007
(Prospectus also enclosed)


RIVERSOURCE MID CAP GROWTH FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH
GROWTH OF CAPITAL.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Portfolio of Investments............     16

Financial Statements................     20

Notes to Financial Statements.......     23

Report of Independent Registered
   Public Accounting Firm...........     40

Federal Income Tax Information......     41

Board Members and Officers..........     42

Proxy Voting........................     46

Change in Independent Registered
   Public Accounting Firm...........     47

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.
--------------------------------------------------------------------------------

 2 RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT NOV. 30, 2007

FUND OBJECTIVE

RiverSource Mid Cap Growth Fund seeks to provide shareholders with growth of capital.

SECTOR BREAKDOWN*

Percentage of portfolio assets
(PIE CHART)

Information Technology                                        33.8%
Health Care                                                   13.1%
Consumer Discretionary                                        12.6%
Industrials                                                   11.9%
Financials                                                     7.2%
Energy                                                         6.8%
Other(1)                                                      14.6%

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
(1) Includes Telecommunication Services 3.5%, Utilities 2.2%, Materials 2.0%, Consumer Staples 1.8% and Cash & Cash Equivalents(2) 5.1%.
(2) Of the 5.1%, 5.0% is due to security lending activity and 0.1% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

VistaPrint                            3.1%
PMC-Sierra                            2.3%
St. Jude Medical                      2.2%
Applera-Celera Group                  2.1%
TIBCO Software                        2.1%
Foundry Networks                      1.8%
Hubbell Cl B                          1.8%
TD Ameritrade Holding                 1.8%
T Rowe Price Group                    1.7%
Electronic Arts                       1.6%

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Investments in mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.
--------------------------------------------------------------------------------

                        RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT NOV. 30, 2007

STYLE MATRIX


          STYLE
VALUE    BLEND    GROWTH
                              LARGE
                     X        MEDIUM      SIZE
                              SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.
PORTFOLIO MANAGERS

                           YEARS IN INDUSTRY
John Schonberg, CFA               20
Sam Murphy                        18
Mike Marzolf                       9

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     INVPX          06/04/57
Class B                     IDQBX          03/20/95
Class C                     AESCX          06/26/00
Class I                     AQUIX          03/04/04
Class R4(1)                 IESYX          03/20/95
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $1.056 billion
Number of holdings                              148

--------------------------------------------------------------------------------

 4 RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended Nov. 30, 2007

                                  (BAR CHART)

RiverSource Mid Cap Growth Fund Class A (excluding
  sales charge)                                        +14.40%

Russell MidCap Growth Index (unmanaged)                +10.13%

Lipper Mid-Cap Growth Funds Index                      +20.07%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                    TOTAL                   NET EXPENSES
Class A                                             1.08%                      1.08%
Class B                                             1.84%                      1.84%
Class C                                             1.84%                      1.84%
Class I                                             0.67%                      0.67%
Class R4(a)                                         0.94%                      0.92%(b)

(a)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(b) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Nov. 30, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses, before giving effect to any performance incentive adjustment (that decreased the management fee by 0.15%), will not exceed 1.07% for Class R4.
--------------------------------------------------------------------------------

                        RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT NOV. 30, 2007
                                                                                SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 6/4/57)          +14.40%   +9.26%    +10.38%    +7.07%      +8.99%
 Class B (inception 3/20/95)         +13.46%   +8.39%     +9.52%    +6.24%     +10.24%
 Class C (inception 6/26/00)         +13.46%   +8.39%     +9.52%      N/A       +1.70%
 Class I (inception 3/4/04)          +14.86%   +9.72%       N/A       N/A       +8.38%
 Class R4* (inception 3/20/95)       +14.56%   +9.41%    +10.57%    +7.22%     +11.25%

WITH SALES CHARGE
 Class A (inception 6/4/57)           +7.81%   +7.12%     +9.09%    +6.52%      +8.88%
 Class B (inception 3/20/95)          +9.36%   +7.34%     +9.24%    +6.24%     +10.24%
 Class C (inception 6/26/00)         +12.64%   +8.39%     +9.52%      N/A       +1.70%

AT DEC. 31, 2007
                                                                                SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 6/4/57)          +14.04%   +7.73%    +10.98%    +6.66%      +8.96%
 Class B (inception 3/20/95)         +13.08%   +6.87%    +10.10%    +5.84%     +10.08%
 Class C (inception 6/26/00)         +13.11%   +6.88%    +10.10%      N/A       +1.55%
 Class I (inception 3/4/04)          +14.53%   +8.21%       N/A       N/A       +7.95%
 Class R4 (inception 3/20/95)        +14.13%   +7.87%    +11.14%    +6.81%     +11.09%

WITH SALES CHARGE
 Class A (inception 6/4/57)           +7.51%   +5.61%     +9.67%    +6.11%      +8.85%
 Class B (inception 3/20/95)          +8.58%   +6.05%     +9.85%    +5.84%     +10.08%
 Class C (inception 6/26/00)         +12.21%   +6.88%    +10.10%      N/A       +1.55%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 6 RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, the portfolio management team discusses RiverSource Mid Cap Growth Fund's results and positioning for the 12-month period ended Nov. 30, 2007.

Q: How did the Fund perform for the 12 months ended Nov. 30, 2007?

A: RiverSource Mid Cap Growth Fund advanced 14.40% (Class A shares excluding sales charge) for the fiscal year ended November 30, 2007, outperforming its benchmark, the Russell Midcap(R) Growth Index (Russell Index), which advanced 10.13% for the period. The Fund underperformed its peer group, represented by the Lipper Mid-Cap Growth Funds Index, which was up 20.07% for the same time frame.

Q: What factors most significantly affected the Fund's performance for the period?

A: The mid-cap growth sector was among the best performing segments of the U.S. equity market during the fiscal year. Two key factors supported this performance: growth stocks returned to favor after a long period of underperforming value stocks, and stocks of mid-cap companies were particularly appealing candidates for mergers, acquisitions and private equity takeovers.

   Positioning in the consumer discretionary, technology and financials sectors added to the Fund's outperformance of the Russell Index. In the consumer discretionary sector, the Fund benefited from good stock selection and an allocation substantially smaller than that of the Russell Index. Consumer discretionary stocks, in general, were extremely weak. However, we thought makers of electronic games would be among the few bright spots and GameStop was a notable contributor. Since we purchased GameStop in the middle of the year, it has appreciated sharply and was recently added to the S&P 500 Index*.

* The Standard & Poor's 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance.
--------------------------------------------------------------------------------

                        RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   THE MID-CAP GROWTH SECTOR WAS AMONG THE BEST PERFORMING SEGMENTS OF THE U.S. EQUITY MARKET DURING THE FISCAL YEAR.

   In the technology sector, stock selection was favorable, while an overweight allocation detracted from performance. In particular, the Fund's software holdings performed well, led by BEA Systems. The stock rose on an acquisition announcement made by Oracle. The deal was later cancelled, but we had already locked in gains by reducing the Fund's holdings. VistaPrint also contributed to results. VistaPrint consolidates local printing into an online service for small businesses and home offices. Revenue growth has been strong due to cost advantages and a shift toward business via the Internet. NAVTEQ, which provides maps for mobile navigation systems, advanced on takeover rumors and a subsequent acquisition announcement by Nokia. We sold the stock after the announcement.

   Among the Fund's leading contributors was Suntech Power Holdings, an example of a new theme in the portfolio. We have been watching solar companies because we think they are likely to perform well over a three-year time frame. However, many of the stocks rose so sharply, prices were unattractive. In July and August, a pullback gave us the opportunity to establish positions in a number of solar-related companies. Suntech Power Holdings has since performed very well for the Fund.

   In the energy sector, stock selection and an underweight allocation detracted from performance. Underperformance is largely attributable to two energy equipment and services companies, National Oilwell Varco and BJ Services. National Oilwell Varco was in the portfolio at the beginning of the year, but after a substantial price increase, we concluded it was overpriced relative to fundamentals and sold it. However, the stock continued to appreciate. BJ Services stock lagged due to the company's disappointing results, but we think it could be an attractive acquisition candidate.

   Other individual detractors included restaurant company Panera Bread, which had disappointing same store sale numbers, and Maxim Integrated Products, a semiconductor chip maker that had financial reporting issues.

--------------------------------------------------------------------------------

 8 RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

Q: What changes were made to the Fund's positioning during the period?

A: The most significant change was an increase in the weighting of the consumer discretionary sector, compared to the Russell Index. As the sector weakened, we kept the portfolio weighting steady by adding to our holdings, while the weighting within the Russell Index declined. Though we are not especially optimistic about the outlook for consumer discretionary stocks given hurdles like high energy prices and a weak housing market, we believe valuations adequately reflect the worst case scenario.

   We maintained the portfolio's significant emphasis on technology. We anticipate increased corporate spending on technology, which typically occurs later in an economic cycle. Also, while Microsoft Vista has been selling well on the retail side, corporate implementation is expected later. We think significant upgrades in personal computers will occur as a wider adoption of Vista starts to unfold.

   WE ANTICIPATE INCREASED CORPORATE SPENDING ON TECHNOLOGY, WHICH TYPICALLY OCCURS LATER IN AN ECONOMIC CYCLE.

   The portfolio's health care position is slightly larger than that of the Russell Index, but has decreased overall since the start of the year. The portfolio's holdings of industrial and energy stocks are smaller than those of the Russell Index.

Q: What is your tactical view and how will you position the Fund for the months ahead?

A: We are optimistic that U.S. economic growth will continue, although at a slower pace than we have seen in recent years. We consider this a favorable environment for growth stocks. As the economy slows, we begin to see which companies have sustainable growth, not just growth driven by the improving economy.

--------------------------------------------------------------------------------

                        RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT  9

QUESTIONS & ANSWERS

   As we have previously noted, we manage the portfolio in terms of three thematic segments. The secular segment includes stocks we think can appreciate significantly over one to three years due to participation in a dominant secular trend. The cyclical segment includes stocks with a 12 to 18-month time horizon that may benefit from a new or upgraded product or a macroeconomic event. Finally, the smaller opportunistic segment includes stocks expected to deliver results within six months due to factors such as earnings surprises, regulatory rulings or acquisitions. This thematic approach lets us diversify the time horizon of the portfolio's holdings.

   Solar energy is a key theme within our secular segment. Another is U.S. power transportation and distribution where there have been no meaningful infrastructure upgrades in years. We think individual state spending in this area will be followed by federal spending and building in international markets as well. Within the technology sector, we see a theme in the convergence of voice, video and data networks. Growth in video distribution over the internet will boost demand for faster transmission speeds and storage.

   We believe mid-cap stocks can continue to do well going forward. These stocks remain attractive merger and acquisition candidates and though private equity activity has diminished, we think the weak dollar will foster greater foreign investment in mid-cap stocks. Overall, the Fund's outperformance of the Russell Index was relatively consistent throughout this fiscal year and we continue to strive for solid, risk-adjusted returns.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.
--------------------------------------------------------------------------------

 10 RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Mid Cap Growth Fund Class A shares (from 12/1/97 to 11/30/07) as compared to the performance of two widely cited performance indices, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS

Results at Nov. 30, 2007
                                                                                          SINCE
                                          1 YEAR     3 YEARS    5 YEARS    10 YEARS    INCEPTION(3)
RIVERSOURCE MID CAP GROWTH FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $10,781    $12,292    $15,450    $18,664       $733,712
        Average annual total return         +7.81%     +7.12%     +9.09%     +6.52%         +8.88%
RUSSELL MIDCAP GROWTH INDEX(1)
        Cumulative value of $10,000       $11,013    $14,444    $21,341    $20,995            N/A
        Average annual total return        +10.13%    +13.04%    +16.37%     +7.70%           N/A
LIPPER MID-CAP GROWTH FUNDS INDEX(2)
        Cumulative value of $10,000       $12,007    $15,308    $21,240    $21,437            N/A
        Average annual total return        +20.07%    +15.25%    +16.26%     +7.92%           N/A

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 12 RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE MIDCAP GROWTH FUND LINE GRAPH)


                                                   RIVERSOURCE MID CAP
                                                   GROWTH FUND CLASS A      RUSSELL MIDCAP GROWTH       LIPPER MID-CAP GROWTH
                                                 (INCLUDES SALES CHARGE)           INDEX(1)                 FUNDS INDEX(2)
                                                 -----------------------      ---------------------     ------------------------
'97                                                      $ 9,425                      $10,000                      $10,000
'98                                                       10,364                       10,820                       10,224
'99                                                       13,338                       15,399                       16,592
'00                                                       13,862                       15,145                       15,687
'01                                                       12,125                       12,264                       12,722
'02                                                       11,389                        9,836                       10,091
'03                                                       13,393                       13,047                       12,792
'04                                                       14,310                       14,534                       14,005
'05                                                       16,405                       16,888                       15,969
'06                                                       16,315                       19,063                       17,854
'07                                                       18,664                       20,995                       21,437

(1) The Russell Midcap Growth Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000(R) Growth Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from June 4, 1957. The Fund began operating before the inception of the Russell MidCap Growth Index and Lipper peer group.

--------------------------------------------------------------------------------

                       RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 14 RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT

                               BEGINNING        ENDING         EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                             JUNE 1, 2007    NOV. 30, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                    $1,000         $1,017.30         $5.56           1.10%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,019.55         $5.57           1.10%
 Class B
   Actual(b)                    $1,000         $1,013.20         $9.39           1.86%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,015.74         $9.40           1.86%
 Class C
   Actual(b)                    $1,000         $1,013.20         $9.39           1.86%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,015.74         $9.40           1.86%
 Class I
   Actual(b)                    $1,000         $1,019.20         $3.39           0.67%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,021.71         $3.40           0.67%
 Class R4*
   Actual(b)                    $1,000         $1,017.80         $4.70           0.93%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,020.41         $4.71           0.93%

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Nov. 30, 2007: +1.73% for Class A, +1.32% for Class B, +1.32% for Class C, +1.92% for Class I and +1.78% for Class R4.

--------------------------------------------------------------------------------

                       RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS

NOV. 30, 2007
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (98.9%)
ISSUER                                            SHARES                    VALUE(A)
AEROSPACE & DEFENSE (0.3%)
Rockwell Collins                                      37,402              $2,697,432
------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.3%)
CH Robinson Worldwide                                 56,684               2,922,060
------------------------------------------------------------------------------------

AIRLINES (1.9%)
AMR                                                  324,666(b)            6,876,426
UAL                                                  209,155(b)            8,562,805
US Airways Group                                     236,923(b)            4,920,891
                                                                     ---------------
Total                                                                     20,360,122
------------------------------------------------------------------------------------

AUTO COMPONENTS (0.2%)
American Axle & Mfg Holdings                          96,018               2,219,936
------------------------------------------------------------------------------------

AUTOMOBILES (0.2%)
Harley-Davidson                                       44,199               2,122,436
------------------------------------------------------------------------------------

BEVERAGES (1.0%)
Hansen Natural                                        59,105(b)            2,565,748
Pepsi Bottling Group                                 177,499               7,573,882
                                                                     ---------------
Total                                                                     10,139,630
------------------------------------------------------------------------------------

BIOTECHNOLOGY (3.0%)
Applera-Celera Group                               1,530,208(b,f)         23,136,745
OSI Pharmaceuticals                                  190,276(b)            8,872,570
                                                                     ---------------
Total                                                                     32,009,315
------------------------------------------------------------------------------------

CAPITAL MARKETS (5.5%)
Legg Mason                                            72,515               5,533,620
Northern Trust                                       172,622              13,980,656
T Rowe Price Group                                   311,984              19,180,776
TD Ameritrade Holding                              1,039,406(b)           19,426,498
                                                                     ---------------
Total                                                                     58,121,550
------------------------------------------------------------------------------------

CHEMICALS (0.8%)
Sigma-Aldrich                                        160,405               8,445,323
------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.5%)
TCF Financial                                        281,360               5,461,198
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

COMMUNICATIONS EQUIPMENT (5.9%)
Ciena                                                402,795(b)          $17,714,924
F5 Networks                                          400,949(b)           10,593,073
Foundry Networks                                   1,131,636(b)           19,950,742
Juniper Networks                                     215,210(b,d)          6,396,041
ORBCOMM                                              337,307(b)            2,627,622
Riverbed Technology                                  177,722(b)            5,025,978
                                                                     ---------------
Total                                                                     62,308,380
------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (3.3%)
3PAR                                                  27,992(b)              396,367
Brocade Communications Systems                     2,371,570(b)           17,288,744
Emulex                                               430,542(b)            7,211,579
Network Appliance                                     60,949(b)            1,506,050
SanDisk                                               41,363(b)            1,548,631
Sun Microsystems                                     317,305(b)            6,593,598
                                                                     ---------------
Total                                                                     34,544,969
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (2.1%)
Fluor                                                 57,402               8,447,852
Foster Wheeler                                        32,419(b)            4,830,431
Quanta Services                                      326,972(b)            8,952,494
                                                                     ---------------
Total                                                                     22,230,777
------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.4%)
Martin Marietta Materials                             33,057(d)            4,447,819
------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.9%)
Career Education                                      94,613(b)            2,718,231
Strayer Education                                     36,631               6,625,083
                                                                     ---------------
Total                                                                      9,343,314
------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (1.2%)
MSCI Cl A                                            150,020(b)            4,148,053
NYSE Euronext                                        101,816               8,817,266
                                                                     ---------------
Total                                                                     12,965,319
------------------------------------------------------------------------------------

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 16 RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

DIVERSIFIED TELECOMMUNICATION SERVICES (1.4%)
Level 3 Communications                             1,412,536(b)           $4,746,121
Time Warner Telecom Cl A                             455,805(b)           10,223,706
                                                                     ---------------
Total                                                                     14,969,827
------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.5%)
Allegheny Energy                                      80,742               4,905,077
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (6.6%)
Energy Conversion Devices                            338,004(b,d)          8,744,164
Evergreen Solar                                      292,053(b)            3,846,338
First Solar                                           26,475(b,d)          6,278,546
FuelCell Energy                                      483,287(b,d)          4,383,413
General Cable                                         63,061(b)            4,690,477
Hubbell Cl B                                         355,180              19,510,038
JA Solar Holdings ADR                                 51,816(b,c)          3,074,761
Rockwell Automation                                   15,440               1,048,222
Roper Inds                                            42,947               2,724,987
SunPower Cl A                                         63,227(b,d)          7,867,968
Suntech Power Holdings ADR                            91,842(b,c)          7,271,131
                                                                     ---------------
Total                                                                     69,440,045
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
Amphenol Cl A                                        126,126               5,467,562
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.4%)
BJ Services                                          534,954              13,149,169
ENSCO Intl                                           184,679               9,944,964
Natl Oilwell Varco                                    15,898(b)            1,083,449
Smith Intl                                            16,936               1,062,226
                                                                     ---------------
Total                                                                     25,239,808
------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.7%)
Whole Foods Market                                   160,760(d)            6,914,288
------------------------------------------------------------------------------------

GAS UTILITIES (0.5%)
Questar                                               90,735               4,849,786
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (5.1%)
Hologic                                              149,151(b)            9,902,135
Intuitive Surgical                                    15,210(b)            4,984,013
ResMed                                               118,481(b)            5,426,430
St. Jude Medical                                     607,493(b)           24,147,846
Varian Medical Systems                               181,962(b)            9,090,822
                                                                     ---------------
Total                                                                     53,551,246
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

HEALTH CARE PROVIDERS & SERVICES (1.4%)
AmerisourceBergen                                     99,954              $4,534,913
Express Scripts                                      108,470(b)            7,348,843
Patterson Companies                                   85,656(b)            2,756,410
                                                                     ---------------
Total                                                                     14,640,166
------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (0.5%)
Cerner                                                80,065(b)            4,783,884
------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (2.0%)
Brinker Intl                                         146,263               3,368,437
Intl Game Technology                                 269,605              11,770,954
Starwood Hotels & Resorts Worldwide                  113,842               6,111,039
                                                                     ---------------
Total                                                                     21,250,430
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.4%)
Beazer Homes USA                                     112,801                 957,680
Centex                                                50,985               1,063,547
Garmin                                                19,705(c)            2,115,332
                                                                     ---------------
Total                                                                      4,136,559
------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.3%)
AES                                                  391,293(b)            8,549,752
Ormat Technologies                                   110,043(d)            5,557,172
                                                                     ---------------
Total                                                                     14,106,924
------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.6%)
Orbitz Worldwide                                     850,375(b)            6,803,000
------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (5.7%)
Akamai Technologies                                  340,603(b)           12,963,350
Ariba                                                183,851(b)            2,182,311
VeriSign                                             253,001(b)           10,347,741
VistaPrint                                           772,230(b)           34,287,012
                                                                     ---------------
Total                                                                     59,780,414
------------------------------------------------------------------------------------

IT SERVICES (0.9%)
VeriFone Holdings                                    193,809(b)            9,308,646
------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.8%)
Techne                                               132,982(b)            8,663,777
------------------------------------------------------------------------------------

MACHINERY (0.6%)
ITT                                                   50,435               3,250,031
Joy Global                                            61,384               3,560,272
                                                                     ---------------
Total                                                                      6,810,303
------------------------------------------------------------------------------------

                             See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

                       RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

MEDIA (2.6%)
Lamar Advertising Cl A                                52,363(d)           $2,723,400
Sirius Satellite Radio                             4,469,793(b,d)         17,119,307
XM Satellite Radio Holdings Cl A                     496,210(b)            7,740,876
                                                                     ---------------
Total                                                                     27,583,583
------------------------------------------------------------------------------------

METALS & MINING (0.8%)
Allegheny Technologies                                53,487               5,228,354
Freeport-McMoRan Copper & Gold                        34,516               3,414,668
                                                                     ---------------
Total                                                                      8,643,022
------------------------------------------------------------------------------------

MULTILINE RETAIL (1.3%)
JC Penney                                            212,557               9,378,015
Nordstrom                                            134,606               4,514,685
                                                                     ---------------
Total                                                                     13,892,700
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (4.7%)
Denbury Resources                                     82,289(b)            4,387,649
El Paso                                              481,374               7,740,494
Murphy Oil                                            36,436               2,605,903
Newfield Exploration                                 291,278(b)           14,520,209
Southwestern Energy                                  126,096(b)            6,275,798
Tesoro                                                58,845               2,893,997
Williams Companies                                   312,316              10,840,488
                                                                     ---------------
Total                                                                     49,264,538
------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.3%)
Bare Escentuals                                      152,828(b,d)          3,217,029
------------------------------------------------------------------------------------

PHARMACEUTICALS (2.9%)
Allergan                                             210,178              14,090,333
Endo Pharmaceuticals Holdings                        133,498(b)            3,659,180
Mylan                                                538,520               7,743,918
Sepracor                                             175,273(b)            4,649,993
                                                                     ---------------
Total                                                                     30,143,424
------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.2%)
Federal Realty Investment Trust                       25,170               2,093,892
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (8.3%)
Broadcom Cl A                                        232,602(b)            6,219,777
Cree                                                 145,947(b,d)          3,594,675
FormFactor                                           235,697(b)            8,942,344
Hittite Microwave                                    141,163(b)            6,096,830
Intersil Cl A                                        179,381               4,473,762
Kulicke & Soffa Inds                                 814,896(b)            5,769,464

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
Marvell Technology Group                              70,732(b,c)         $1,056,736
Maxim Integrated Products                            219,468               5,089,463
MEMC Electronic Materials                             89,892(b)            6,973,821
NVIDIA                                               115,912(b)            3,655,864
ON Semiconductor                                     237,013(b)            2,178,149
PMC-Sierra                                         3,671,225(b)           25,772,001
SiRF Technology Holdings                             208,414(b)            5,020,693
Trina Solar ADR                                       74,499(b,c,d)        3,192,282
                                                                     ---------------
Total                                                                     88,035,861
------------------------------------------------------------------------------------

SOFTWARE (10.5%)
Activision                                           122,110(b)            2,704,737
Advent Software                                      191,359(b)            9,713,383
BEA Systems                                          975,552(b)           15,442,988
BMC Software                                         104,445(b)            3,455,041
Citrix Systems                                       248,095(b)            9,174,553
Electronic Arts                                      318,304(b,d)         17,885,502
Informatica                                          175,817(b)            3,015,262
Intuit                                               393,714(b)           11,543,694
NAVTEQ                                                58,725(b)            4,397,915
Nuance Communications                                266,967(b)            5,387,394
Parametric Technology                                255,008(b)            4,258,634
THQ                                                   98,828(b)            2,416,345
TIBCO Software                                     2,879,192(b)           22,544,072
VMware Cl A                                            5,424(b)              495,591
                                                                     ---------------
Total                                                                    112,435,111
------------------------------------------------------------------------------------

SPECIALTY RETAIL (4.6%)
Abercrombie & Fitch Cl A                              72,640               5,959,386
Best Buy                                             111,554               5,694,832
Coldwater Creek                                      512,419(b)            4,227,457
GameStop Cl A                                        202,753(b)           11,648,160
J Crew Group                                          63,968(b)            3,073,662
Limited Brands                                       137,493               2,760,859
Penske Automotive Group                              132,781(d)            2,655,620
TJX Companies                                        288,724               8,471,162
Urban Outfitters                                     166,626(b)            4,365,601
                                                                     ---------------
Total                                                                     48,856,739
------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Polo Ralph Lauren                                     41,657               2,873,500
------------------------------------------------------------------------------------

See accompanying notes to portfolio of investments.
--------------------------------------------------------------------------------

 18 RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

TRADING COMPANIES & DISTRIBUTORS (0.6%)
Fastenal                                             171,866              $6,812,768
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (2.3%)
American Tower Cl A                                  217,997(b)            9,927,584
Crown Castle Intl                                    107,448(b)            4,507,444
NII Holdings                                          80,859(b)            4,460,182
SBA Communications Cl A                              136,562(b)            5,112,881
                                                                     ---------------
Total                                                                     24,008,091
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $930,885,205)                                                  $1,043,821,580
------------------------------------------------------------------------------------

MONEY MARKET FUND (5.3%)(e)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term Cash Fund                  55,724,546(g)          $55,724,546
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $55,724,546)                                                      $55,724,546
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $986,609,751)(h)                                               $1,099,546,126
====================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Nov. 30, 2007, the value of foreign securities represented 1.6% of net assets.

(d) At Nov. 30, 2007, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 5.26% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 0.04% of net assets.

(f) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(g)  Affiliated Money Market Fund - See Note 6 to the financial statements.

(h) At Nov. 30, 2007, the cost of securities for federal income tax purposes was $991,194,122 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $150,508,613
Unrealized depreciation                                            (42,156,609)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $108,352,004
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

                       RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT  19

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
NOV. 30, 2007

ASSETS
Investments in securities, at value
   Unaffiliated issuers* (identified cost $930,885,205)         $1,043,821,580
   Affiliated money market fund (identified cost
   $55,724,546)                                                     55,724,546
------------------------------------------------------------------------------
Total investments in securities (identified cost
   $986,609,751)                                                 1,099,546,126
Capital shares receivable                                              485,865
Dividends and accrued interest receivable                              250,656
Receivable for investment securities sold                           28,583,602
------------------------------------------------------------------------------
Total assets                                                     1,128,866,249
------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                               1,536,855
Payable for investment securities purchased                         15,494,328
Payable upon return of securities loaned                            55,504,900
Accrued investment management services fee                              20,099
Accrued distribution fee                                               217,174
Accrued transfer agency fee                                                329
Accrued administrative services fee                                      1,644
Accrued plan administration services fee                                 3,159
Other accrued expenses                                                 135,200
------------------------------------------------------------------------------
Total liabilities                                                   72,913,688
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $1,055,952,561
==============================================================================
REPRESENTED BY
Capital stock -- $.01 par value                                 $      872,726
Additional paid-in capital                                         764,200,723
Excess of distributions over net investment income                     (12,869)
Accumulated net realized gain (loss)                               177,955,606
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies                                                      112,936,375
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $1,055,952,561
==============================================================================

Net assets applicable to outstanding shares:     Class A                           $  851,757,317
                                                 Class B                           $  136,717,100
                                                 Class C                           $    6,698,934
                                                 Class I                           $   53,521,078
                                                 Class R4                          $    7,258,132
Net asset value per share of outstanding         Class A
   capital stock:                                shares(1)           69,144,794    $        12.32
                                                 Class B shares      12,727,934    $        10.74
                                                 Class C shares         623,776    $        10.74
                                                 Class I shares       4,198,962    $        12.75
                                                 Class R4 shares        577,163    $        12.58
-------------------------------------------------------------------------------------------------
* Including securities on loan, at value                                           $   54,019,800
-------------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $13.07. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 20 RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED NOV. 30, 2007

INVESTMENT INCOME
Income:
Dividends                                                       $  6,003,601
Interest                                                               9,273
Income distributions from affiliated money market fund             1,173,492
Fee income from securities lending                                   524,804
----------------------------------------------------------------------------
Total income                                                       7,711,170
----------------------------------------------------------------------------
Expenses:
Investment management services fee                                 6,373,531
Distribution fee
   Class A                                                         2,325,844
   Class B                                                         1,652,668
   Class C                                                            75,602
Transfer agency fee
   Class A                                                         1,747,374
   Class B                                                           336,148
   Class C                                                            14,903
   Class R4                                                           12,398
Service fee -- Class R4                                                  872
Administrative services fee                                          652,889
Plan administration services fee -- Class R4                          55,255
Compensation of board members                                         20,714
Custodian fees                                                       102,015
Printing and postage                                                 175,830
Registration fees                                                     44,053
Professional fees                                                     43,743
Other                                                                 11,614
----------------------------------------------------------------------------
Total expenses                                                    13,645,453
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates                                                  (4,274)
----------------------------------------------------------------------------
                                                                  13,641,179
   Earnings and bank fee credits on cash balances                   (152,283)
----------------------------------------------------------------------------
Total net expenses                                                13,488,896
----------------------------------------------------------------------------
Investment income (loss) -- net                                   (5,777,726)
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions                205,891,076
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in foreign
   currencies                                                    (44,647,024)
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            161,244,052
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $155,466,326
============================================================================

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

                       RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT  21

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED NOV. 30,                                         2007              2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $   (5,777,726)   $   (3,543,892)
Net realized gain (loss) on investments                   205,891,076       331,650,787
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                      (44,647,024)     (367,859,151)
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                             155,466,326       (39,752,256)
---------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net realized gain
      Class A                                            (263,912,613)         (958,905)
      Class B                                             (55,262,805)         (250,115)
      Class C                                              (2,430,908)           (9,498)
      Class I                                                  (1,622)          (30,856)
      Class R4                                             (7,141,002)         (140,473)
---------------------------------------------------------------------------------------
Total distributions                                      (328,748,950)       (1,389,847)
---------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
   Class A shares                                          47,865,124       103,724,471
   Class B shares                                           9,015,190        21,997,713
   Class C shares                                             703,267         1,377,453
   Class I shares                                          51,373,730        13,314,355
   Class R4 shares                                          4,285,850        27,899,819
Reinvestment of distributions at net asset value
   Class A shares                                         250,491,341           917,399
   Class B shares                                          54,335,231           246,325
   Class C shares                                           2,382,394             9,295
   Class I shares                                                  --            30,852
   Class R4 shares                                          7,140,970           140,473
Payments for redemptions
   Class A shares                                        (401,161,106)     (371,222,935)
   Class B shares                                        (100,852,656)     (134,303,778)
   Class C shares                                          (3,903,231)       (4,542,391)
   Class I shares                                            (860,460)      (53,127,868)
   Class R4 shares                                        (29,193,571)     (191,068,573)
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                          (108,377,927)     (584,607,390)
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                  (281,660,551)     (625,749,493)
Net assets at beginning of year                         1,337,613,112     1,963,362,605
---------------------------------------------------------------------------------------
Net assets at end of year                              $1,055,952,561    $1,337,613,112
=======================================================================================

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 22 RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Mid Cap Growth Fund (the Fund) is a series of RiverSource Equity Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Equity Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in common stocks of mid-capitalization companies.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At Nov. 30, 2007, RiverSource Investments, LLC (the Investment Manager) and the affiliated funds-of-funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by

--------------------------------------------------------------------------------

                       RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT 23 dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------

 24 RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. During the year ended Nov. 30, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At Nov. 30, 2007, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete

--------------------------------------------------------------------------------

                       RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT 25 its contract obligations. At Nov. 30, 2007, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $5,764,857 and accumulated net realized gain has been decreased by $25,764,857 resulting in a net reclassification adjustment to increase paid-in capital by $20,000,000.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED NOV. 30,                                     2007          2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income...........................    $         --    $     --
      Long-term capital gain....................     263,912,613     958,905
CLASS B
Distributions paid from:
      Ordinary income...........................              --          --
      Long-term capital gain....................      55,262,805     250,115

--------------------------------------------------------------------------------

 26 RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT

YEAR ENDED NOV. 30,                                     2007          2006
----------------------------------------------------------------------------
CLASS C
Distributions paid from:
      Ordinary income...........................              --          --
      Long-term capital gain....................    $  2,430,908    $  9,498
CLASS I
Distributions paid from:
      Ordinary income...........................              --          --
      Long-term capital gain....................           1,622      30,856
CLASS R4*
Distributions paid from:
      Ordinary income...........................              --          --
      Long-term capital gain....................       7,141,002     140,473

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

At Nov. 30, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.............................    $ 30,234,094
Undistributed accumulated long-term gain..................    $152,305,883
Unrealized appreciation (depreciation)....................    $108,339,135

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning Dec. 1, 2007. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund's last NAV calculation in the first required financial

--------------------------------------------------------------------------------

                       RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT 27 statement reporting period. As a result, the Fund will adopt FIN 48 in its semiannual report for the period ending May 31, 2008. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.70% to 0.475% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the performance of one Class A share of the Fund and the change to the Lipper Mid-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $1,678,023 for the year ended Nov. 30, 2007. The management fee for the year ended Nov. 30, 2007, was 0.55% of the Fund's average daily net assets, including an adjustment under the terms of the performance incentive arrangement.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. The fee for the year ended Nov. 30, 2007, was 0.06% of the Fund's average daily net assets.

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Nov. 30, 2007, there were no expenses incurred for these particular items.

--------------------------------------------------------------------------------

 28 RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of operations.

The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, under a Plan Administration Services Agreement, a fee for the provision of various administrative, recordkeeping, communication and educational services was adopted for the restructured Class R4. The fee is

--------------------------------------------------------------------------------

                       RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT 29 calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $454,741 for Class A, $153,431 for Class B and $511 for Class C for the year ended Nov. 30, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended Nov. 30, 2007, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses, such that net expenses (excluding fees and expenses of acquired funds) were 0.92% for Class R4. Of these waived/reimbursed fees and expenses, the transfer agency fee for Class R4 was $3,777, and the plan administrative services fee for Class R4 was $497. In addition, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Nov. 30, 2008, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.07% for Class R4 of the Fund's average daily net assets, unless sooner terminated at the discretion of the Board.

During the year ended Nov. 30, 2007, the Fund's custodian and transfer agency fees were reduced by $152,283 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $986,165,710 and $1,414,120,459, respectively, for the year ended Nov. 30, 2007. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------

 30 RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                  YEAR ENDED NOV. 30, 2007
                                            ISSUED FOR
                                            REINVESTED                             NET
                                SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                       3,965,291     23,129,392      (33,815,812)        (6,721,129)
Class B                         864,398      5,713,484       (9,659,020)        (3,081,138)
Class C                          67,392        250,514         (379,032)           (61,126)
Class I                       4,267,192             --          (68,609)         4,198,583
Class R4*                       354,095        646,827       (2,390,202)        (1,389,280)
----------------------------------------------------------------------------------------------

                                                  YEAR ENDED NOV. 30, 2006
                                            ISSUED FOR
                                            REINVESTED                             NET
                                SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                       7,406,403         63,182      (26,575,471)       (19,105,886)
Class B                       1,673,098         18,521      (10,641,314)        (8,949,695)
Class C                         105,072            699         (356,557)          (250,786)
Class I                         906,496          2,087       (3,839,790)        (2,931,207)
Class R4*                     1,914,933          9,556      (13,779,390)       (11,854,901)

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. governments securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the Investment Management Services Agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At Nov. 30, 2007, securities valued at $54,019,800 were on loan to brokers. For collateral, the Fund received $55,504,900 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities including U.S. government securities or other high-grade debt obligations, which are included in the "Portfolio of Investments." Income from securities lending amounted to $524,804 for the year ended Nov. 30, 2007. Expenses paid to the Investment Manager were $9,768 for the year ended Nov. 30, 2007, which are included in other expenses on the Statement of operations. The risks to the Fund of securities lending are that the

--------------------------------------------------------------------------------

                       RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT 31 borrower may not provide additional collateral when required or return the securities when due.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $513,408,470 and $508,338,415, respectively, for the year ended Nov. 30, 2007.

7. BANK BORROWINGS

The Fund has entered into revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended Nov. 30, 2007.

8. CONCENTRATION OF RISK

SECTOR RISK

If a fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the

--------------------------------------------------------------------------------

 32 RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT

Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws

--------------------------------------------------------------------------------

                       RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT 33 and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 34 RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED NOV. 30,            2007              2006           2005           2004           2003
Net asset value, beginning of period     $14.40         $14.49         $12.64         $11.83         $10.06
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.05)(b)       (.01)          (.08)          (.08)          (.08)
Net gains (losses) (both realized and
 unrealized)                               1.62           (.07)          1.93            .89           1.85
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.57           (.08)          1.85            .81           1.77
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains         (3.65)          (.01)            --             --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $12.32         $14.40         $14.49         $12.64         $11.83
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $852         $1,093         $1,376         $1,489         $1,478
-----------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                     1.08%          1.09%          1.09%          1.03%          1.18%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.40%)         (.07%)         (.57%)         (.62%)         (.83%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     87%            45%            27%            26%            26%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          14.40%          (.55%)        14.64%          6.85%         17.59%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                       RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT  35

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED NOV. 30,    2007                 2006           2005           2004           2003
Net asset value, beginning of
 period                          $13.10            $13.28         $11.68         $11.02          $9.44
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)       (.12)(b)          (.12)          (.19)          (.17)          (.14)
Net gains (losses) (both
 realized and unrealized)          1.41              (.05)          1.79            .83           1.72
------------------------------------------------------------------------------------------------------
Total from investment
 operations                        1.29              (.17)          1.60            .66           1.58
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized
 gains                            (3.65)             (.01)            --             --             --
------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                          $10.74            $13.10         $13.28         $11.68         $11.02
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                         $137              $207           $329           $408           $440
------------------------------------------------------------------------------------------------------
Total expenses(c),(d)             1.84%             1.87%          1.86%          1.80%          1.96%
------------------------------------------------------------------------------------------------------
Net investment income (loss)     (1.15%)            (.89%)        (1.35%)        (1.40%)        (1.61%)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate             87%               45%            27%            26%            26%
------------------------------------------------------------------------------------------------------
Total return(e)                  13.46%            (1.28%)        13.70%          5.99%         16.74%
------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 36 RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED NOV. 30,            2007              2006           2005           2004           2003
Net asset value, beginning of period     $13.10         $13.28         $11.68         $11.02          $9.44
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.11)(b)       (.12)          (.18)          (.16)          (.14)
Net gains (losses) (both realized and
 unrealized)                               1.40           (.05)          1.78            .82           1.72
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.29           (.17)          1.60            .66           1.58
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains         (3.65)          (.01)            --             --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.74         $13.10         $13.28         $11.68         $11.02
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $7             $9            $12            $15            $14
-----------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                     1.84%          1.87%          1.87%          1.81%          1.97%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)             (1.03%)         (.87%)        (1.35%)        (1.40%)        (1.61%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     87%            45%            27%            26%            26%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          13.46%         (1.28%)        13.70%          5.99%         16.74%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                       RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT  37

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED NOV 30,                     2007              2006           2005        2004(B)
Net asset value, beginning of period             $14.73         $14.75         $12.81         $12.52
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       (.03)(c)        .01           (.01)          (.05)
Net gains (losses) (both realized and
 unrealized)                                       1.70           (.02)          1.95            .34
----------------------------------------------------------------------------------------------------
Total from investment operations                   1.67           (.01)          1.94            .29
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                 (3.65)          (.01)            --             --
----------------------------------------------------------------------------------------------------
Net asset value, end of period                   $12.75         $14.73         $14.75         $12.81
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $54            $--            $43            $12
----------------------------------------------------------------------------------------------------
Total expenses(d),(e)                              .67%           .66%           .63%           .60%(f)
----------------------------------------------------------------------------------------------------
Net investment income (loss)                      (.24%)          .10%          (.09%)         (.13%)(f)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                             87%            45%            27%            26%
----------------------------------------------------------------------------------------------------
Total return(g)                                  14.86%          (.07%)        15.14%          2.32%(h)
----------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to Nov. 30, 2004.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 38 RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED NOV. 30,            2007              2006           2005           2004           2003
Net asset value, beginning of period     $14.61         $14.67         $12.78         $11.94         $10.13
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.03)(b)         --           (.06)          (.06)          (.06)
Net gains (losses) (both realized and
 unrealized)                               1.65           (.05)          1.95            .90           1.87
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.62           (.05)          1.89            .84           1.81
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains         (3.65)          (.01)            --             --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $12.58         $14.61         $14.67         $12.78         $11.94
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $7            $29           $203           $233           $200
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)               .94%           .91%           .92%           .87%          1.00%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d)               .92%(e)        .91%           .92%           .87%          1.00%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.25%)         (.07%)         (.40%)         (.46%)         (.66%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     87%            45%            27%            26%            26%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          14.56%          (.34%)        14.79%          7.04%         17.87%
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                       RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT  39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

RIVERSOURCE MID CAP GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Mid Cap Growth Fund (the Fund) of the RiverSource Equity Series, Inc. as of November 30, 2007, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through November 30, 2006, were audited by other auditors whose report dated January 22, 2007, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Mid Cap Growth Fund of the RiverSource Equity Series, Inc. at November 30, 2007, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
January 18, 2008

--------------------------------------------------------------------------------

 40 RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Nov. 30, 2007

CLASS A

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $3.65132

CLASS B

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $3.65132

CLASS C

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $3.65132

CLASS I

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $3.65132

CLASS R4*

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $3.65132

*    Effective Dec. 11, 2006, Class Y was renamed Class R4.

The Fund also designates $20,000,000 as distributions of long-term capital gains from earnings and profits distributed to shareholders on the redemption of shares.

--------------------------------------------------------------------------------

                       RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT  41

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 57                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 42 RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

                       RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT  43

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 48                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 47                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 44 RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT  45

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 46 RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended Nov. 30, 2006 and the year ended Nov. 30, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

--------------------------------------------------------------------------------

                       RIVERSOURCE MID CAP GROWTH FUND -- 2007 ANNUAL REPORT  47

     RIVERSOURCE(R) MID CAP GROWTH FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed
                                        by RiverSource Investments, LLC. These
                                        companies are part of Ameriprise Financial,
                                        Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2008 RiverSource Distributors, Inc.                           S-6426 AD (1/08)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

          (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

          (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.   Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Equity Series, Inc. were as follows:

                                 2007 - $18,650

(b) Audit - Related Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and the semiannual financial statement review for RiverSource Equity Series, Inc. were as follows:

                                   2007 - $795

(c) Tax Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for tax compliance related services for RiverSource Equity Series, Inc. were as follows:

                                  2007 - $2,700

(d) All Other Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for additional professional services rendered for RiverSource Equity Series, Inc. were as follows:

                                    2007 - $0

          (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2007 were pre-approved by the audit committee.

(f)       Not applicable.

(g) Non-Audit Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                                 2007 - $624,945

(h) 100% of the services performed in item (g) above during 2007 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.   Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.  Submission of matters to a vote of security holders. Not applicable.

Item 11.  Controls and Procedures.

          (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

          (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

          (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

          (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

          (a)(3) Not applicable.

          (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Equity Series, Inc.


By /s/ Patrick T. Bannigan
   ---------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date February 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   ---------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date February 1, 2008


By /s/ Jeffrey P. Fox
   ---------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial Officer

Date February 1, 2008